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                                  EXHIBIT 23.1

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 22, 2000 (and to all references to our Firm) included in or made a part of this registration statement filed on Form F-1 registering 3,800,000 Ordinary Shares.

                                              /s/ LUBOSHITZ KASIERER
                                              -------------------------------
                                              LUBOSHITZ KASIERER
                                              Member firm of Arthur Andersen



Tel Aviv, February 22, 2000

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 7, 2000 (and to all references to our Firm) included in or made a part of this registration statement filed on Form F-1 registering 3,800,000 Ordinary Shares.

                                              /s/ LUBOSHITZ KASIERER
                                              -------------------------------
                                              LUBOSHITZ KASIERER
                                              Member firm of Arthur Andersen



Tel Aviv, March 7, 2000